SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Nov-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Nov-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Nov-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Nov-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Nov-02

DISTRIBUTION SUMMARY

                         Beginning                Current Perio      Accrued
          Original Current Principa    Principal  Pass-Through      Interest
Class  Face Value           Amount   Distribution         Rate Distributed (1)
A-1  212,500,000   195,405,100     6,005,599      2.13500%     359,247
A-2  150,000,000   141,110,031     2,949,802      2.16000%     262,465
A-3  40,000,000    37,629,342      786,614        2.17000%     70,315
A-4  30,000,000    28,222,006      589,960        2.15000%     52,250
A-IO 262,743,750   244,437,636     0              6.17000%     1,487,563
M-1  32,250,000    32,250,000      0              2.71000%     75,259
M-2  24,500,000    24,500,000      0              3.33000%     70,254
B-1  20,500,000    20,500,000      0              4.13000%     72,906
B-2  5,250,000     5,250,000       0              4.58000%     20,705
X    515,000,050   489,232,426     0              2.15000%     0
R    50            0               0              1.83000%     0
Total515,000,050   484,866,478     10,331,976                  2,470,963


                      Certificate         Ending
     Realized Loss        Interest   Current Prin
         Principal      Shortfall         Amount
Class
  A-1           N/A0               189,399,500
  A-2           N/A0               138,160,229
  A-3           N/A0               36,842,728
  A-4           N/A0               27,632,046
 A-IO           N/A0               238,160,960
  M-1            0 0               32,250,000
  M-2            0 0               24,500,000
  B-1            0 0               20,500,000
  B-2            0 0               5,250,000
    X           N/A0               479,955,768
    R           N/A0               0
Total            0 0               474,534,503

AMOUNTS PER $1,000 UNIT
                                                      Interest        Ending
                              Prin            Int Carry-forward    Curr Prin
ClassCusip            Distribution   Distribution       Amount        Amount
A-1  22540V2E1     28.26164306     1.69057341     0.00000000   891.29176645
A-2  22540V2F8     19.66534740     1.74976440     0.00000000   921.06819213
A-3  22540V2G6     19.66534750     1.75786525     0.00000000   921.06819200
A-4  22540V2H4     19.66534733     1.74166367     0.00000000   921.06819233
A-IO 22540V2J0     0.00000000      5.66164969     0.00000000   906.43815639
M-1  22540V2L5     0.00000000      2.33361116     0.00000000   1000.00000000
M-2  22540V2M3     0.00000000      2.86750000     0.00000000   1000.00000000
B-1  22540V2N1     0.00000000      3.55638878     0.00000000   1000.00000000
B-2  22540V2P6     0.00000000      3.94388952     0.00000000   1000.00000000
X    22540V2Q4     0.00000000      0.00000000     0.00000000   931.95285639
R    22540V2K7     0.00000000      0.00000000     0.00000000   0.00000000

                                   GROUP 1        GROUP 2      TOTAL
(i)  Principal Distributions:
Beginning Balance (includes Subsequ238,444,205    250,788,221  489,232,426
     Scheduled Principal           156,094        173,556      329,651
     Prepayments (Includes Curtailm5,236,088      3,710,920    8,947,008
     Net Liquidation Proceeds      0              0            0
     Loan Purchase Prices          0              0            0
     Total Principal Remittance    5,392,182      3,884,476    9,276,658
     Net Realized Losses           0              0            0
Ending Balance                     233,052,024    246,903,744  479,955,768

(v),(Prefunding Account:
     Beginning Balance             0.00           0.00         0.00
     Subsequent Transfer           0.00           0.00         0.00
     Added to available certificate0.00           0.00         0.00
     Amount on Deposit in Prefundin0.00           0.00         0.00

     Aggregate Ending Collateral Ba233,052,024    246,903,744  479,955,768

(vi) Ending Overcollateralization Amount                           5,421,265

     Interest Distributions:
     Scheduled Interest  - Net of S1,650,889      1,673,121    3,324,010
     Capitalized Interest Account w0              0            0
     Less Relief Act Interest Short0              0            0
     Less Net Prepayment Interest S0              0            0
                                   1,650,889      1,673,121    3,324,010
(xxi)Capitalized Interest Account:
     Beginning Balance                                         0
     less: Capitalized Interest Requirement                    0
     less: Withdrawal of Overfunded Interest Amount & remaining0
     Ending Balance                                            0

(vii)Servicing Fee 99,352          104,495        203,847
Trustee Fee        596             627            1,223
FSA Premium        9,770           10,348         20,118
Credit Risk Manager3,477           3,657          7,135


(ix) Advances
                   GROUP 1         GROUP 2        TOTAL
Current Aggregate  331,141         370,283        701,424
Outstanding Aggrega459,016         555,885        1,014,902

(x), Delinquency Information
 (xii), (xv), (xxiii)
     30-59 days delinquent         60-89 days delinquent
     Count         Balance         Count          Balance
Group33            3,272,793       7              568,101
Group36            5,576,402       7              1,051,937
Total69            8,849,195       14             1,620,038
*The figures do not include foreclosures, bankruptcies, or REO properties.

     90 or more days delinquent
     Count         Balance
Group7             791,454
Group9             1,578,653
Total16            2,370,107
*The figures do not include foreclosures, bankruptcies, or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count          Balance
Group1,777         233,052,024     59             7,422,473
Group1,347         246,903,744     34             8,713,482
Total3,124         479,955,768     93             16,135,954


     Bankruptcy                    REO
     Count         Balance         Count          Balance      Market Value
Group5             503,642         2              172,243      253,918
Group6             958,005         2              167,711      73,000
Total11            1,461,646       4              339,954      326,918


(xiiiNumber of Loans for which Prepayment Premiums42
     Amount of Prepayment Premiums                230,746

(xiv)Current Month Delinquency Rate (60+days)     4.56869%
     Rolling Three Month Delinquency Rate Average 3.77023%

(xvi)Number of Loans Repurchased                  0
     Principal Balance of Loans Repurchased       0

(xviiRealized Losses incurred during the related D0.00
     Cumulative Net Realized Losses since Startup 0.00

(xix)Weighted Average Term to Maturity of Mortgage347
(xxivWeighted Average Gross Coupon of Mortgage Loa8.65321%
     Weighted Average Net Coupon of Mortgage Loans8.13271%

(xx) Insured Payment on Class As                  0.00

(xxv)Senior Enhancement Percentage                17.75556%

(xxviNet Excess Spread                            2.81511%

(xxviDeposit to Basis Risk Reserve Fund           0
     Basis Risk Reserve Fund Balance              5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA